Exhibit 99.1

ACCESS Newswire Continues to Repurchase its Shares

RALEIGH, NC / ACCESS NEWSWIRE / November 13, 2026 / ACCESS Newswire Inc. (NYSE American: ACCS), a leading business communications company, today announced that its Board of Directors has approved an additional share repurchase program up to $250,000 of its common stock.

The previous share repurchase plan retired just over 150,000 shares, or 4% of the currently issued and outstanding shares.

“Returning capital to our stockholders remains an important part of how we allocate cash,” said Brian R. Balbirnie, ACCESS Newswire’s Founder and Chief Executive Officer. “Our business continues to generate consistent cash flow, which allows us to meet our obligations and invest in our strategic priorities while putting excess cash to work repurchasing our shares. This program reflects our continued confidence in ACCESS Newswire’s business strategy”.

Repurchases under the program may be made from time to time in open market transactions in accordance with all applicable securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to a trading plan adopted in accordance with Rule 10b5-1 under the Exchange Act. The number of shares repurchased, if any, will depend on market conditions, the price of the Company’s common stock, trading volume and the parameters of the trading plan. The repurchase program may be extended, suspended, or discontinued at any time, subject to applicable laws and regulations. The Company expects to fund the repurchase program, which runs through December 31, 2026, from its existing cash flows from operations. The Company had 3,769,479 shares of common stock outstanding as of November 12, 2026.

About ACCESS Newswire Inc.

We are ACCESS Newswire, a globally trusted Public Relations (PR) and Investor Relations (IR) solutions provider. With a focus on innovation, customer service, and value-driven offerings, ACCESS Newswire empowers brands to connect with their audiences where it matters most. From startups and scale-ups to multi-billion-dollar global brands, we ensure your most important moments make an impact and resonate with your audiences. To learn more visit www.accessnewswire.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are subject to the safe harbors created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “commit,” “estimate,” “predict,” “potential,” “outlook,” “guidance,” “target,” “goal,” “project,” “continue to,” “confident,” or the negative of those terms or other comparable terminology. The forward-looking statements in this press release include, among other things, statements regarding the Company’s share repurchase program, including the amount, timing, funding and execution of repurchases under the program, and statements regarding the Company’s cash flow, capital allocation priorities and long-term outlook.

1

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission at www.sec.gov, including the Company’s Annual Reports filed on Form 10-K, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and Quarterly Reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Further Information:

ACCESS Newswire Inc.
Brian R. Balbirnie
(919) 481-4000
brianb@accessnewswire.com

Hayden IR
Brett Maas
(646) 536-7331
brett@haydenir.com

Hayden IR
James Carbonara
(646) 755-7412
james@haydenir.com

SOURCE: ACCESS Newswire Inc.

2